                                                                    EXHIBIT 99.3

            EMPIRE RESORTS APPOINTS INDUSTRY VETERANS TO LEAD COMPANY

MONTICELLO, NY - MAY 24, 2005 - Empire Resorts, Inc.

                    JOHN SHARPE ELECTED CHAIRMAN OF THE BOARD
                     FORMER PRESIDENT OF FOUR SEASONS HOTELS
                                       ---
                      DAVID P. HANLON NAMED CEO & PRESIDENT
                 FORMER CEO OF RESORTS INTERNATIONAL AND IGT AND
                  PRESIDENT & COO OF RIO SUITES HOTEL & CASINO
                                       ---
        RONALD J. RADCLIFFE APPOINTED CHIEF FINANCIAL OFFICER & TREASURER
                     FORMER CFO OF RIO SUITES HOTEL & CASINO

Empire Resorts, Inc. (NASDAQ:  NYNY) announced that, effective May 23, its board of directors has elected John Sharpe as chairman, named David P. Hanlon as chief executive  officer and  president,  and appointed  Ronald J.  Radcliffe as chief financial officer and treasurer.

Mr.  Hanlon,  60,  brings  over 25 years  experience  in the  gaming  and resort industries, having led the implementation of successful growth strategies at Rio
Suites  Hotel &  Casino,  Resorts  International,  Harrah's  Atlantic  City  and
International  Game  Technology.  Mr. Hanlon's  involvement  with Empire Resorts began in 2003,  when he was elected  director and vice chairman of the company's board of  directors.  As the chief  executive  officer and  president  of Empire
Resorts,  Mr.  Hanlon has been charged by the board to implement  the  company's growth strategy:  further building Empire's video game machine business with the
New York State Lottery at the Monticello  Raceway;  developing  Native  American gaming  opportunities  at the  Monticello  Raceway and  Concord  Hotel & Resort;
driving future  development of resort and golf properties at the Concord Hotel &
Resort and Grossinger's Hotel & Resort - scheduled to be merged into the company in the third  quarter  of 2005.  In  addition  to  developing  gaming and resort opportunities  in New York  State,  Mr.  Hanlon is  tasked  with  exploring  the expansion of the company's geographic footprint by cultivating attractive gaming and resort opportunities throughout the United States.

Mr. Hanlon, chief executive officer and president, said, "Empire Resorts is at a critical juncture in its corporate history.  The video gaming business is now on solid ground and generating positive cash flow. This business, the completion of our  merger,  and  the  new  management  team's  industry  and  capital  markets expertise,  positions  Empire Resorts to take  advantage of the numerous  growth opportunities  presently  available to us in New York State and beyond. In my 20 plus years of involvement in the gaming and resort  industry,  I have never been more excited about an opportunity than I am about  implementing  Empire's growth strategy and building a sustainable growth business."

Ronald J. Radcliffe,  61, the company's newly appointed chief financial officer, previously  worked with Mr.  Hanlon at the Rio Suites  Hotel & Casino,  where he served as chief  financial  officer  from 1996 to 2000 and was  instrumental  in negotiating the sale of the company to Harrah's Entertainment,  Inc. He was also lead  representative in the Rio's public equity and debt offerings,  aggregating over $500 million.

In  conjunction  with these  appointments,  the  company  announced  that Robert
Berman, the prior chief executive officer,  has been appointed vice chairman and that David Matheson, the prior chairman,  will remain a director.  Morad Tahbaz, the former  president  of the Empire  Resorts,  has  resigned  from the board to pursue other business interests. Mr. Hanlon will assume his responsibilities.

"The new management team has the vision, experience,  credentials and dedication to take Empire to the next level in gaming and resort development.  With David's industry  expertise and Ron's capital  markets  experience,  we are now squarely focused on improving operating results and pursuing growth in new markets," said
John Sharpe,  chairman of the board. "I would also like to take this opportunity to express the board's and my personal  gratitude to our former chairman,  David
Matheson, and our prior management team - Robert Berman, Morad Tahbaz, and Scott
Kaniewski - for bringing the company to its current  position as a viable public gaming and resort development company.  They have done a tremendous job. While I will continue to work with Mr. Berman and Mr.  Matheson as directors,  the board joins me in thanking  Mr.  Tahbaz and Mr.  Kaniewski  for their  dedication  and tireless efforts on behalf of the company and its shareholders."

Following are the biographies of the newly appointed management team:

DAVID P. HANLON, CHIEF EXECUTIVE OFFICER AND PRESIDENT
Prior to  starting  his own  gaming  consulting  business  in 2000,  in which he advised a number of Native  American  and  international  gaming  ventures,  Mr.
Hanlon  served as  president  and chief  operating  officer of Rio Suites  Hotel
Casino,  from  1996-1999,  where  he  guided  the  corporation  through  a major expansion.  From 1994-1995,  he served as president & CEO of International  Game
Technology,  the world's leading manufacturer of microprocessor gaming machines.
From  1988-1993,  he  served  as  president  & CEO  of  Merv  Griffin's  Resorts
International.  Prior to this,  Mr.  Hanlon  served  as  president  of  Harrah's
Atlantic City (Harrah's Marina and Trump Plaza). Mr. Hanlon's education includes a B.S. in Hotel  Administration from Cornell  University,  an M.S. in Accounting and an M.B.A.  in Finance from the Wharton School,  University of  Pennsylvania, and an Advanced Management Program at the Harvard Business School.

RONALD J. RADCLIFFE, CHIEF FINANCIAL OFFICER
Mr. Radcliffe was chief financial  officer,  treasurer and vice president of the
Rio Suites Hotel & Casino in Las Vegas from  1996-2000,  where he negotiated the sale of the company to  Harrah's  Entertainment,  Inc.  He was the lead  company
representative   in  the  company's  $125  million  secondary  public  offering, negotiating a $300 million  revolving line of credit,  and a public  offering of
$125 million in  subordinated  debt.  In 2001,  Mr.  Radcliffe  started a gaming consultancy  business,  and in 2002 became chief financial  officer,  treasurer, vice  president and principal of Siren Gaming,  LLC, a management  company for a
Native  American  casino.  From 1993 to 1995, Mr.  Radcliffe was chief financial officer,  treasurer and vice president of Mikohn Gaming Corporation,  Las Vegas,
NV. Prior to this, he was vice chairman,  president, chief operating officer and chief financial  officer for Sahara Resorts,  Las Vegas,  NV. Mr. Radcliffe is a
licensed CPA who graduated with a B.S. in Business  Administration  in 1968 from the University of Nevada.

JOHN SHARPE, CHAIRMAN OF THE BOARD
Mr.  Sharpe,  62, has served as a director  of the company  since 2003.  He most recently served as president and chief operating  officer of Four Seasons Hotels
& Resorts, from which he retired in 1999, after 23 years of service.  During his tenure at Four  Seasons,  the world's  largest  operator of luxury  hotels,  Mr.
Sharpe directed worldwide hotel operations,  marketing and human resources.  Mr.
Sharpe received numerous industry and public service awards including,  in 1999, the  "Corporate  Hotelier of the World"  award from Hotels  Magazine,  Inc.  Mr.
Sharpe has also  received  the "Silver  Plate" award of the  International  Food
Manufacturers  Association,  and  the  "Gold  Award"  of  the  Ontario  Hostelry

Institute. Mr. Sharpe graduated with a B.S. in Hotel Administration from Cornell
University and is currently a trustee and treasurer of the Culinary Institute of
America,  and a member of the  Industry  Advisory  Council of the Cornell  Hotel
School. He currently serves on the board of Fairmont Hotels & Resorts,  Toronto,
Canada.

ABOUT EMPIRE RESORTS, INC.
Empire  operates the  Monticello  Raceway and is involved in the  development of other legal  gaming  venues in New York.  Empire  opened  Mighty M Gaming at the
Raceway site on June 30, 2004. The facility features 1,718 video gaming machines and amenities such as a 350-seat buffet and live nightly entertainment. Together with the Cayuga  Nation,  Empire has  announced  plans to develop a $500 million
"Class III" Native American casino and resort on a site adjacent to the Raceway.
In addition, Empire has announced plans to develop a second casino and resort in the Catskills with the Seneca Cayuga Tribe of Oklahoma.

STATEMENTS IN THIS PRESS RELEASE  REGARDING THE COMPANY'S  BUSINESS THAT ARE NOT
HISTORICAL  FACTS  ARE  "FORWARD-LOOKING  STATEMENTS"  THAT  INVOLVE  RISKS  AND
UNCERTAINTIES,  INCLUDING  THE  NEED FOR  REGULATORY  APPROVALS,  FINANCING  AND
SUCCESSFUL COMPLETION OF CONSTRUCTION. THE COMPANY WISHES TO CAUTION READERS NOT
TO PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS, WHICH STATEMENTS ARE
MADE PURSUANT TO THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1994, AND AS
SUCH,  SPEAK ONLY AS OF THE DATE MADE.  TO THE EXTENT THE  CONTENT OF THIS PRESS
RELEASE  INCLUDES  FORWARD-LOOKING  STATEMENTS,  THEY INVOLVE  VARIOUS RISKS AND
UNCERTAINTIES  INCLUDING  (I) THE RISK THAT THE VARIOUS  APPROVALS  NECESSARY AS
DESCRIBED  HEREIN AND OTHER  APPROVALS  REQUIRED TO BE OBTAINED  FROM THE UNITED
STATES  CONGRESS,  THE BUREAU OF INDIAN  AFFAIRS,  THE  NATIONAL  INDIAN  GAMING
REGULATORY  COMMISSION,  THE GOVERNOR OF THE STATE OF NEW YORK AND VARIOUS OTHER
FEDERAL,  STATE AND LOCAL GOVERNMENTAL ENTITIES ARE NOT RECEIVED,  (II) THE RISK
THAT FINANCING  NECESSARY FOR THE PROPOSED  PROGRAMS OR PROJECTS MAY NOT BE ABLE
TO  BE  OBTAINED  BECAUSE  OF  CREDIT  FACTORS,   MARKET   CONDITIONS  OR  OTHER
CONTINGENCIES,  (III) THE RISK THAT SOVEREIGN  NATIVE  AMERICAN  GOVERNMENTS MAY
EXERCISE  CERTAIN BROAD RIGHTS WITH REGARD TO TERMINATION OF ITS AGREEMENTS WITH
THE COMPANY (IV) THE RISK OF  NON-COMPLIANCE  BY VARIOUS  COUNTERPARTIES  OF THE
RELATED  AGREEMENTS,  AND (V) GENERAL  RISKS  AFFECTING THE COMPANY AS DESCRIBED
FROM  TIME TO TIME IN IT'S  REPORTS  FILED  WITH  THE  SECURITIES  AND  EXCHANGE
COMMISSION.  FOR A FULL DISCUSSION OF SUCH RISKS AND UNCERTAINTIES,  WHICH COULD
CAUSE  ACTUAL  RESULTS TO DIFFER  FROM THOSE  CONTAINED  IN THE  FORWARD-LOOKING
STATEMENTS,  SEE "RISK FACTORS" IN THE COMPANY'S  ANNUAL REPORT OR FORM 10-K FOR
THE MOST RECENTLY ENDED FISCAL YEAR.

EMPIRE RESORTS CONTACT:                     INVESTOR CONTACT:
Charles A. Degliomini                       Jody Burfening
VP, Communications & Government Relations   Lippert/Heilshorn & Associates, Inc.
(845) 807-0001                              (212) 838-3777
                                            jburfening@lhai.com